Exhibit 99.2

FRANCHISE GROUP, INC. TO ACQUIRE REVOLUTION FINANCIAL, INC.

Virginia Beach, Virginia, December 17, 2019 (GLOBE NEWSWIRE) – Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group” or the “Company”), today announced it has entered into a definitive purchase agreement to acquire Revolution Financial, Inc. (“Revolution”), a provider of consumer loans and credit products. The transaction is currently expected to close in the first quarter of 2020 and is subject to customary closing conditions.

The acquisition of Revolution is intended to accelerate the introduction of additional financial products and services to Liberty Tax customers. Commenting on the transaction, Liberty Tax CEO, Brent Turner stated, “In addition to consumer loans, we are beginning to roll out further products and services in many of our Liberty locations. We believe that broadening our product offering with complimentary financial products will add significant value to our Liberty Tax customers and franchisees.”

About Franchise Group, Inc.

Franchise Group, Inc. (NASDAQ: FRG) is an operator of franchised and franchisable businesses that it grows using its operating expertise. Franchise Group owns and operates Liberty Tax Service, Buddy’s Home Furnishings, Sears Outlet and The Vitamin Shoppe. On a combined basis, Franchise Group operates over 4,300 locations located predominantly in the U.S. and Canada through company-run and franchising agreements.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such forward-looking statements also include those statements relating to the proposed transaction between Revolution and the Company which is subject to various risks and uncertainties, many of which are outside of the control of the Company, including, among others, the risk that the proposed transaction may not be completed in a timely manner or at all of any event, change or other circumstance that could give rise to the termination of the definitive purchase agreement; or the failure to satisfy any of the other conditions to the completion of the proposed transaction. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended April 30, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

INVESTOR RELATIONS CONTACT:

Andrew F. Kaminsky

EVP & Chief Administrative Officer

Franchise Group, Inc.

akaminsky@franchisegrp.com

(914) 939-5161